SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

|_|   Preliminary Information Statement

|_|   Confidential,  for  Use of the  Commission  Only  (as  permitted  by  Rule
      14c-5(d)2))

|X|   Definitive Information Statement

                          GREEN MOUNTAIN CAPITAL, INC.
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.    Title of each class of securities to which transaction applies:

2.    Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.    Proposed maximum aggregate value of transaction:

5.    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.    Amount Previously Paid:

2.    Form Schedule or Registration Statement No.:

3.    Filing Party:

4.    Date Filed:

================================================================================

                       SCHEDULE 14C INFORMATION STATEMENT
            Pursuant to Regulation 14C of the Securities Exchange Act
                               of 1934, as amended

                          GREEN MOUNTAIN CAPITAL, INC.
                    201 South Biscayne Boulevard, 28th Floor
                                 Miami, FL 33131
                        Telephone: (011) 44 207 216 9000

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to our shareholders on behalf of our board of directors pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, for the purpose of informing our shareholders of amendments to our Articles of Incorporation (1) to change the name of the Company from Green Mountain Capital, Inc. to IT Group Holdings Inc., and (2) amend our Articles of Incorporation to reduce the number of shares we are authorized to issue from 10,250,000,000, par value $.0001 per share, to 1,010,000,000 shares, par value $.001 per share, by reducing the authorized common stock from 10,000,000,000 shares of common stock, par value $.0001 per share, to 1,000,000,000 shares, par value $.0001 per share, and by reducing the authorized preferred stock from 250,000,000 shares of preferred stock, par value $.0001 per share, to 10,000,000 shares, par value $.0001 per share. This Information Statement is being furnished to the shareholders of record of our common stock, par value $.0001 per share, on the record date as determined by our board of directors to be the close of business on January 30, 2007.

On November 30, 2006, our board of directors unanimously approved the amendment to our Articles of Incorporation to change the name of the Company from Green Mountain Capital, Inc. to IT Group Holdings Inc., and on December 22, 2006, unanimously approved the amendments to our Articles of Incorporation reducing the number of shares of common stock and preferred stock that we are authorized to issue. Our Company on November 30, 2006 received the written consent to the amendment to change our name from shareholders of our company holding a majority of the outstanding shares of our common stock, and on December 22, 2006, received the written consent to the amendments to reduce the number of shares of common stock and preferred stock that we are authorized to issue from shareholders holding a majority of the outstanding shares of our common stock. Upon the expiration of the 20 day period required by Rule 14c-2 and in accordance with the provisions of the Private Corporations Law of the State of Nevada, our Company intends to file a Certificate of Amendment to our Articles of Incorporation to change the name of the Company from Green Mountain Capital, Inc. to IT Group Holdings Inc. and to amend our Articles of Incorporation to reduce the number of shares we are authorized to issue from 10,250,000,000, par value $.0001 per share, to 1,010,000,000 shares, par value $.001 per share, by reducing the authorized common stock from 10,000,000,000 shares of common stock, par value $.0001 per share, to 1,000,000,000 shares, par value $.0001 per share, and by reducing the authorized preferred stock from 250,000,000 shares of preferred stock, par value $.0001 per share, to 10,000,000 shares, par value $.0001 per share. The Certificate of Amendment will not be filed until at least 20 days after we file the Information Statement with the Securities and Exchange Commission and deliver the Information Statement to our shareholders of record.

The proposed Certificate of Amendment, attached hereto as Appendix A, will become effective when it has been accepted for filing by the Secretary of State of the State of Nevada. We anticipate that our Company will file the Certificate of Amendment 20 days after the Definitive Information Statement is first mailed to our shareholders.

The entire cost of furnishing this Information Statement will be borne by our Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held on the record date.

Our board of directors has fixed the close of business on January 30, 2007, as the record date for determining the holders of our common stock who are entitled to receive this Information Statement. As of January 26, 2007, there were 51,899,814 shares of our common stock issued and outstanding. We anticipate that this Information Statement will be mailed on or about February 1, 2007, to our shareholders of record.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our company since January 1, 2005, being the commencement of our last completed audited financial year;

2.    any proposed nominee for election as a director of our company; and

3.    any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are set forth below in the section entitled "Principal Shareholders and Security Ownership of Management".

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the record date, there were 51,899,814 shares of common stock issued and outstanding, with a par value of $.0001 per share, in the capital of our company. Each share of our company's common stock is entitled to one vote. The following table lists, as of January 1, 2007, the number of shares of common stock of the Company beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group.

Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 51,899,814 shares of Common Stock deemed issued and outstanding as of January 26, 2007. Unless otherwise indicated, the business address of each such person is c/o Green Mountain Capital Inc., 201 South Biscayne Boulevard, 28th Floor, Miami, Florida 33131.

================================================================================
                                         Amount (Number of Shares)
                                                and Nature of         Percentage
Name and Address of Beneficial Owner        Beneficial Ownership       of Class
================================================================================
Demitris Charalambous                           17,500,000              33.72%
================================================================================
Charlie Yiasemis (1)                             8,200,000(2)           14.88%
================================================================================
Dr. Fredrik Verkroost (3)                        1,375,000(4)            2.64%
================================================================================
All Officers and Directors as a group            9,575,000              17.30%
================================================================================
Greene Spring Company, Inc.                      4,500,000               8.67%
81 Greene Street
New York, N.Y. 10012
================================================================================
Asset Growth Partners & Co. LLC                  7,850,000(5)           14.60%
81 Greene Street
New York, N.Y. 10012
================================================================================

================================================================================

(1) Mr. Yiasemis has been serving as our Chief Executive Officer, Chief Financial Officer, President, and director since May 12, 2006.

(2) Includes 3,200,000 warrants, each of which entitles the holder thereof to purchase one share of common stock of the Company at a purchase price of $1.00, exercisable prior to January 10, 2011.

(3) Dr. Verkroost has been serving as our director since May 12, 2006.

(4) Includes 250,000 warrants, each of which entitles the holder thereof to purchase one share of common stock of the Company at a purchase price of $1.00, exercisable prior to January 10, 2011.

(5) Asset Growth Partners & Co. LLC owns 6,000,000 shares of common stock directly, resulting from the conversion of $1,082,000 of convertible notes, and holds 1,850,000 warrants, each of which entitles the holder thereof to purchase one share of common stock of the Company at a purchase price of $1.00, exercisable prior to January 10, 2011.

AMENDMENTS TO OUR COMPANY'S ARTICLES

Change of Our Name to IT Group Holdings Inc.

The Board of Directors of the Company on November 30, 2006, adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Certificate of Incorporation to change the name of the Company from Green Mountain Capital, Inc. to IT Group Holdings Inc. The Board of Directors determined that it would be appropriate that the name of the Company more accurately reflect the Company's business, in view of the acquisition by the Company on May 12, 2006 of Internet Telecommunications Plc, a telecommunications company based in London, UK.

Our company obtained shareholder approval for the amendment to change the name of the Company from Green Mountain Capital, Inc. to IT Group Holdings Inc. by written consent on November 30, 2006, from our shareholders holding an aggregate of 23,500,000, or 51%, of the issued and outstanding shares of our common stock.

Amendment to Reduce the Number of Shares of Common Stock and Preferred Stock That We Are Authorized to Issue.

On December 22, 2006, our Board of Directors adopted an amendment to our Articles of Incorporation to reduce the number of shares we are authorized to issue by reducing the authorized common stock from 10,000,000,000 shares of common stock, par value $.0001 per share, to 1,000,000,000 shares, par value $.0001 per share, and by reducing the authorized preferred stock from 250,000,000 shares of preferred stock, par value $.0001 per share, to 10,000,000 shares, par value $.0001 per share. The Board determined that it would be appropriate to adopt this amendment in that our number of authorized but unissued shares was disproportionate to the number of shares we have issued and outstanding, i.e., 51,899,814 shares issued and outstanding at the record date. In addition, a reduction in the number of authorized shares would result in a lowering of our corporate franchise taxes payable in the State of Nevada.

As of December 31, 2006, with 10,000,000,000 shares of Common Stock authorized, we had 51,899,814 shares of common stock issued and outstanding, and 6,160,000 shares of Common Stock reserved for issuance upon exercise of outstanding warrants. Therefore, as of December 31, 2006, we have in excess of 9,900,000,000 available for issuance upon grant of future options or for other corporate purposes. Our Board of Directors, in approving the amendment to reduce the number of shares that we are authorized to issue, that our authorized but unissued common and preferred stock was far in excess of any projected requirements for capital raising purposes or otherwise.

We obtained shareholder approval for the amendment to reduce the number of shares that the Company is authorized to issue by written consent on December 22, 2006, from our shareholders holding an aggregate of 28,125,000 shares of common stock, or approximately 54%, of the issued and outstanding shares of our common stock.

The amendments changing the name of the Company from Green Mountain Capital, Inc. to IT Group Holdings Inc. and reducing the number of shares of capital stock that we are authorized to issue from 10,250,000,000, par value $.0001 per share, to 1,010,000,000 shares, par value $.001 per share, will not become effective until (i) at least 20 days after we deliver the Information Statement to our shareholders of record, (ii) we file the Information Statement with the Securities and Exchange Commission and (iii) the Certificate of Amendment reflecting such amendments has been accepted for filing by the Secretary of State of the State of Nevada.

DISSENTERS' RIGHTS

Pursuant to the Private Corporations Law of the State of Nevada, shareholders of our common stock are not entitled to dissenters' rights of appraisal with respect to the change of the Company's name.

FINANCIAL AND OTHER INFORMATION

For more detailed information on our Company, including financial statements, you may refer to our Form 10-KSB and other periodic reports filed with the Securities and Exchange Commission from time to time. Copies are available on the Securities and Exchange Commission's EDGAR database located at www.sec.gov.

Pursuant to the requirements of the Securities Exchange Act of 1934, Green Mountain Capital Inc. has duly caused this Information Statement to be signed by the undersigned hereunto authorized.

February  1, 2007.

GREEN MOUNTAIN CAPITAL, INC.

By: /s/ Charlie Yiasemis
Charlie Yiasemis, President

                                   APPENDIX A

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                            Certificate of Amendment
                       (PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

              Certificate of Amendment to Articles of Incorporation
                          For Nevada Profit Corporation
          -------------------------------------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.    Name of corporation:      Green Mountain Capital, Inc.

2. The articles have been amended as follows: (provide article numbers, if available):

Article I of the Articles of Incorporation of the corporation is deleted in its entirety and the following is substituted therefor:

"Article 1. Name of Corporation: The name of the corporation is IT Group Holdings Inc."

Article 3 of the Articles of Incorporation of the corporation is deleted in its entirety and following is substituted therefore:

"Article 3. Shares:     Number of shares with par value: 1,010,0000,000
Par value: $0.0001."

Paragraph numbered 1. of the Continuation for Articles of Incorporation for Green Mountain Capital, Inc. (the "Company")is deleted and the following is substituted therefore:

"1. Authorized Stock. The total number of shares of stock which the Company shall have authority to issue is 1,010,000,000, consisting of 1,000,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock")."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favour of the amendment is: _____%

4. Effective date of filing (optional):

   _____________________________________________
   (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):

   ________________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.